ELEPHANT & CASTLE GROUP INC.
                             EXHIBITS TO 10-KSB/A-1
                                FILE NO. 1-12134

                                  EXHIBIT 10.9
                          ABSTRACT OF LEASE AGREEMENT



Landlord:      Bristol  Hotel Asset  Company,  successor  to H-I Joint  Venture,
               14295 Midway Road, Dallas Texas 75244

Tenant: E&C Pubs, Inc., a Subsidiary of Elephant & Castle, Inc. without guarantee by Elephant & Castle Group Inc.

Location:      1355 North Harbor Drive, San Diego, CA (Holiday Inn Hotel)

Term:          10 years (Jan. 1, 1996 to Dec. 13, 2005)

Buildout:      Paid for by Tenant,with  U.S.  $100,000 (CDN  $137,000)  Landlord allowance.

Options:       Two five year options, at the election of Tenant.

Base Rent:     Years 1 and 2:                  US $ 60,000/yr.
               Years 3 to 10:                  US $ 72,997/yr.
               Years 11 to 15(1st option)      US $ 92,087/yr.
               Years 16 to 20(2nd option)      US $112,036/yr.

Percentage
Rent:          6% of amount which is above aggregate gross rent divided by 6%.


Property
Taxes:         Landlord pays without pass through.

Maintenance:   Tenant responsible for all interior space.
               Landlord responsible for exterior.

Insurance:     Tenant carries own fire and cause plue $5,000,000 of Liability
               Insurance.

Utilities:     US $3,300/month, plus CPI adjustment.